UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2011

NAUGATUCK VALLEY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

United States	0-50876	65-1233977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Church Street, Naugatuck, Connecticut		06770
(Address of principal executive offices)		(Zip Code)

(203) 720-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 13, 2011, Naugatuck Valley Financial Corporation (the “Company”) announced the receipt of conditional approval from the Office of Thrift Supervision to reorganize from the two-tier mutual holding company structure to the stock holding company structure and to commence a “second-step” stock offering of shares of common stock by the Bank’s proposed new holding company, a recently formed Maryland corporation also known as Naugatuck Valley Financial Corporation (“New Naugatuck Valley Financial Corporation”). The Company also announced that the registration statement relating to the offering of common stock by New Naugatuck Valley Financial Corporation has been declared effective by the Securities and Exchange Commission.

For more information, reference is made to the Company’s press release dated May 13, 2011, a copy of which is attached to the Report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is filed herewith:

Exhibit 99.1	Press Release dated May 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: May 17, 2011	By:	/s/ John C. Roman
John C. Roman
President and Chief Executive Officer